Exhibit 99.2

Condensed consolidated income statement (unaudited) Six months ended 30 September 2016

		6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	Notes	Total	Total	Total
		£000	£000	£000
Revenue	2	102,818	109,520	236,423
Cost of sales		(64,567)	(68,039)	(141,256)
Gross profit		38,251	41,481	95,167
Research and development costs		(6,058)	(6,701)	(13,838)
Selling and distribution costs		(9,431)	(8,308)	(17,116)
Administrative costs		(14,945)	(12,066)	(25,138)
Operating profit	2	7,817	14,406	39,075
Finance costs	4	(687)	(576)	(1,243)
Finance revenue	4	3	4	13
Profit before taxation		7,133	13,834	37,845
Income tax expense	5	(2,494)	(3,375)	(8,137)
Profit for the period		4,639	10,459	29,708
Attributable to: Equity holders of the Company		4,639	10,459	29,708
Earnings per share Basic	6	2.13p	4.79p	13.64p
Diluted	6	2.11p	4.72p	13.47p

Condensed consolidated statement of comprehensive income (unaudited) Six months ended 30 September 2016

	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Profit for the period	4,639	10,459	29,708
Items that will not be reclassified to profit or loss
Remeasurement of defined benefit liability	(184)	401	182
Income tax relating to items not reclassified	63	(139)	(62)
	(121)	262	120
Items that may be reclassified subsequently to profit or loss
Exchange differences on retranslation of foreign operations	14,251	1,465	11,672
Exchange differences on net investment hedges	562	(995)	(1,213)
Income tax relating to items that may be reclassified	(107)	198	244
	14,706	668	10,703
Other comprehensive income for the period	14,585	930	10,823
Total comprehensive income for the period	19,224	11,389	40,531
Attributable to: Equity holders of the Company	19,224	11,389	40,531

Condensed consolidated statement of financial position (unaudited) As at 30 September 2016

		30 September 2016	30 September 2015	31 March 2016
	Notes	£000	£000	£000
ASSETS
Non-current assets
Property, plant and equipment	8	47,441	45,367	46,869
Intangible assets		120,304	98,956	114,872
Trade and other receivables		-	143	-
Deferred income tax asset		10,936	9,235	9,952
Total non-current assets		178,681	153,701	171,693

Current assets
Inventories		63,016	53,146	54,744
Trade and other receivables		47,102	43,788	55,752
Other financial assets	12	-	168	147
Income tax receivable		859	2,213	3,084
Cash at bank and in hand	9	23,485	15,630	20,497
Assets held for resale		-	1,792	-
Total current assets		134,462	116,737	134,224
Total assets		313,143	270,438	305,917
LIABILITIES Current liabilities
Trade and other payables		(39,685)	(46,712)	(46,476)
Borrowings	9	(2,341)	(1,918)	(2,194)
Other financial liabilities	12	(2,722)	(246)	(845)
Income tax payable		(1,014)	(2,012)	(1,963)
Provisions		(4,657)	(4,893)	(3,559)
Total current liabilities		(50,419)	(55,781)	(55,037)
Net current assets		84,043	60,956	79,187

Non-current liabilities
Trade and other payables		(3,065)	-	(2,057)
Borrowings	9	(38,792)	(33,560)	(39,109)
Other financial liabilities	12	(169)	-	-
Provisions		(410)	(946)	(1,092)
Employment and post-employment benefits	11	(6,092)	(4,579)	(5,298)
Deferred income tax liabilities		(5,150)	(5,095)	(5,223)
Total non-current liabilities		(53,678)	(44,180)	(52,779)
NET ASSETS		209,046	170,477	198,101
CAPITAL AND RESERVES
Called up share capital		11,014	10,965	11,010
Share premium		44,631	43,610	44,534
Merger reserve		44,557	44,557	44,557
Own shares reserve		(3,125)	(4,137)	(4,137)
Capital redemption reserve		274	274	274
Foreign currency translation reserve		14,494	(10,247)	(212)
Retained earnings		97,201	85,455	102,075
TOTAL SHAREHOLDERS’ FUNDS ATTRIBUTABLE TO
EQUITY HOLDERS OF THE PARENT COMPANY		209,046	170,477	198,101

Condensed consolidated statement of cash flows (unaudited) Six months ended 30 September 2016

		6 months ended 30 September	6 months ended 30 September	Year ended 31 March
		2016	2015	2016
	Notes	£000	£000	£000
Cash flows from operating activities
Profit for the period		4,639	10,459	29,708
Adjustments to reconcile to net cash flows from operating activities
Depreciation of property, plant and equipment	8	4,579	3,936	8,113
Amortisation of intangible assets		3,386	2,466	5,513
Net finance costs	4	684	572	1,230
Profit on disposal of businesses		(157)	(50)	(1,132)
Loss/(profit) on sale of property, plant and equipment		18	-	(295)
Foreign currency losses/(gains) arising from fair value adjustment		2,193	(1,237)	(618)
Share based payment charge		121	437	1,200
Income tax expense		2,494	3,375	8,137
Increase in inventories		(4,967)	(10,273)	(9,255)
Decrease/(increase) in trade and other receivables		10,859	7,680	(2,076)
Decrease in trade and other payables		(5,176)	(3,941)	(6,076)
Increase/(decrease) in provisions		273	(51)	(1,461)
Cash generated from operations		18,946	13,373	32,988
Income taxes paid		(2,056)	(5,285)	(10,461)
Net cash flows from operating activities		16,890	8,088	22,527
Cash flows from investing activities
Proceeds from sale of property, plant and equipment		266	-	27
(Payments)/proceeds related to disposal of businesses		(200)	-	3,324
Interest received		3	5	13
Acquisition of subsidiary undertakings, net of cash acquired		(1,641)	(1,778)	(12,002)
Purchases of property, plant and equipment		(3,433)	(6,577)	(11,310)
Purchases of software		(48)	(255)	(616)
Expenditure on product development		(21)	(54)	(103)
Net cash flows used in investing activities		(5,074)	(8,659)	(20,667)
Cash flows from financing activities
Interest paid		(500)	(315)	(725)
Proceeds from issue of shares		101	59	1,028
Purchases of treasury shares		-	(3,656)	(3,656)
Dividends paid	7	(8,285)	(7,863)	(11,335)
Net (repayments)/proceeds from borrowings	9	(551)	7,141	12,321
Payment of finance lease liabilities	9	(728)	(212)	(889)
Net cash flows used in financing activities		(9,963)	(4,846)	(3,256)
Net increase/(decrease) in cash and cash equivalents		1,853	(5,417)	(1,396)
Net foreign exchange difference		1,135	(52)	794
Cash and cash equivalents at beginning of the period		20,497	21,099	21,099
Cash and cash equivalents at end of the period	9	23,485	15,630	20,497

Condensed consolidated statement of changes in equity (unaudited) Six months ended 30 September 2016

	Called up share capital	Share premium	Merger reserve	Own shares reserves	Capital redemption reserve	Foreign currency translation reserve	Retained earnings	Total equity
	£000	£000	£000	£000	£000	£000	£000	£000
1 April 2015	10,963	43,553	44,557	(483)	274	(10,915)	81,882	169,831

Other comprehensive income	-	-	-	-	-	668	262	930
Profit for the period	-	-	-	-	-	-	10,459	10,459
Total comprehensive income	-	-	-	-	-	668	10,721	11,389
Contributions by and distributions to owners
Issue of shares	2	57	-	-	-	-	-	59
Transfer on issue of treasury
shares	-	-	-	2	-	-	(2)	-
Purchases of treasury shares	-	-	-	(3,656)	-	-	-	(3,656)
Dividends paid	-	-	-	-	-	-	(7,863)	(7,863)
Share based payment charge	-	-	-	-	-	-	437	437
Tax on share based payment	-	-	-	-	-	-	280	280
30 September 2015	10,965	43,610	44,557	(4,137)	274	(10,247)	85,455	170,477
Other comprehensive income	-	-	-	-	-	10,035	(142)	9,893
Profit for the period	-	-	-	-	-	-	19,249	19,249
Total comprehensive income	-	-	-	-	-	10,035	19,107	29,142
Contributions by and distributions to owners
Issue of shares	45	924	-	-	-	-	-	969
Dividends paid	-	-	-	-	-	-	(3,472)	(3,472)
Share based payment charge	-	-	-	-	-	-	763	763
Tax on share based payment	-	-	-	-	-	-	222	222
31 March 2016	11,010	44,534	44,557	(4,137)	274	(212)	102,075	198,101
Other comprehensive income	-	-	-	-	-	14,706	(121)	14,585
Profit for the period	-	-	-	-	-	-	4,639	4,639
Total comprehensive income	-	-	-	-	-	14,706	4,518	19,224
Contributions by and distributions to owners
Issue of shares	4	97	-	-	-	-	-	101
Transfer on issue of treasury shares	-	-	-	1,012	-	-	(1,012)	-
Purchases of treasury shares	-	-	-	-	-	-	-	-
Dividends paid	-	-	-	-	-	-	(8,285)	(8,285)
Share based payment charge	-	-	-	-	-	-	121	121
Tax on share based payment	-	-	-	-	-	-	(216)	(216)
30 September 2016	11,014	44,631	44,557	(3,125)	274	14,494	97,201	209,046

Notes to the condensed consolidated half-yearly financial statements Six months ended 30 September 2016

1.	Basis of preparation and significant accounting policies

Basis of preparation
The Group’s Annual Financial Statements are prepared in accordance with International Financial Reporting Standards (IFRSs) as issued by the International Accounting Standards Board and as adopted by the European Union.

These condensed half-yearly financial statements have been prepared in accordance with IAS 34 ‘Interim Financial Reporting’. The condensed half-yearly financial statements have been prepared on the going concern basis as the Directors, having considered all relevant information including the level of its current facility and covenant requirements, have a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future.

These condensed half-yearly financial statements are unaudited. The comparative figures for the financial year ended 31 March 2016 are not the Company’s statutory accounts for that financial year. Those accounts have been reported on by the Company’s auditor and delivered to the registrar of companies. The report of the auditor was (i) unqualified, (ii) did not include a reference to any matters to which the auditor drew attention by way of emphasis without qualifying their report, and (iii) did not contain a statement under Section 498(2) or Section 498(3) of the Companies Act 2006.

These condensed half-yearly financial statements were approved by the Board of Directors on 6 June 2017.

Accounting policies
The accounting policies, presentation and methods of computation adopted are consistent with those followed in the preparation of the Group’s Annual Financial Statements for the year ended 31 March 2016.

Key sources of estimation uncertainty
The preparation of the Interim Financial Statements in conformity with adopted IFRS requires management to make judgements, estimates and assumptions that affect the application of accounting policies and reported amounts of assets and liabilities, income and expense. Actual results may differ from these estimates. In preparing the condensed half-yearly financial statements, the key sources of estimation uncertainty at the balance sheet date remain the same as those that applied to the Consolidated Financial Statements for the year ended 31 March 2016.

The Directors have considered the facts and circumstances as at 30 September 2016 and concluded that there are no indicators of impairments that require an impairment review to be undertaken on goodwill at the interim statement of financial position date. The annual impairment review will be undertaken later in the financial year consistent with the timing in previous years.

2.	Segment information

The Group is organised into three operating divisions which are organised and managed separately based on the key products they provide. Each is treated as an operating segment and a reportable segment in accordance with IFRS 8, ‘Operating Segments’.

The operating and reportable segments are:

•
Imaging providing high quality imaging sensors, cameras and sub-systems which deliver high performance for our customers across a range of applications in the industrial, space, healthcare, defence and security and life sciences markets.

•	RF Power producing systems that deliver high performance and high reliability radio frequency power generation for healthcare, industrial and defence applications.

•
Semiconductors providing high performance semiconductors, sub-systems, and signal and data processing solutions. Our design capability is enabling us to partner with customers and move up the value chain by providing board-level solutions and specialist applications expertise.

Centre-corporate includes those unallocated costs directly associated with the management of the Group’s public quotation and other related costs arising from the corporate management of the Group along with treasury related activities.

The following is an analysis of the Group’s revenue, results and net assets and other information by reportable segment. There was no inter-segment trading during the period covered by these financial statements.

2. Segment information (continued)

	Imaging	RF Power	Semi- conductors	Centre - corporate	Total operations
6 months ended 30 September 2016	£000	£000	£000	£000	£000
Revenue from external customers	44,963	33,521	24,334	-	102,818
Segment result
Segment result
Segment profit	4,170	5,653	2,087	-	11,910
Corporate costs	-	-	-	(2,777)	(2,777)
Exchange differences	-	-	-	(1,316)	(1,316)
Operating profit/(loss)	4,170	5,653	2,087	(4,093)	7,817
Net finance costs					(684)
Profit before tax					7,133
Tax charge					(2,494)
Profit for the period					4,639

Total assets	94,810	44,481	126,138	47,714	313,143
Total liabilities	(14,328)	(7,340)	(5,680)	(76,749)	(104,097)
Net assets	80,482	37,141	120,458	(29,035)	209,046
	Imaging	RF Power	Semi- conductors	Centre - corporate	Total operations
6 months ended 30 September 2015	£000	£000	£000	£000	£000
Revenue
Revenue from external customers	47,461	39,987	22,072	-	109,520

Segment result
Segment profit	4,575	8,234	4,193	-	17,002
Corporate costs	-	-	-	(1,119)	(1,119)
Exchange differences	-	-	-	(1,477)	(1,477)
Operating profit/(loss)	4,575	8,234	4,193	(2,596)	14,406
Net finance costs					(572)
Profit before tax					13,834
Tax charge					(3,375)
Profit for the period					10,459

Total assets	86,315	47,411	97,452	39,260	270,438
Total liabilities	(16,840)	(9,852)	(5,612)	(67,657)	(99,961)
Net assets	69,475	37,559	91,840	(28,397)	170,477

2. Segment information (continued)

	Imaging	RF Power	Semi- conductors	Centre - corporate	Total operations
Year ended 31 March 2016	£000	£000	£000	£000	£000

Revenue from external customers	103,473	80,540	52,410	-	236,423

Segment result
Segment profit	15,246	17,774	12,072	-	45,092
Corporate costs	-	-	-	(3,909)	(3,909)
Exchange differences	-	-	-	(2,108)	(2,108)
Operating profit/(loss)	15,246	17,774	12,072	(6,017)	39,075
Net finance costs					(1,230)
Profit before tax					37,845
Tax charge					(8,137)
Profit for the period					29,708

Total assets	95,691	47,480	117,812	44,934	305,917
Total liabilities	(17,043)	(7,468)	(4,891)	(78,414)	(107,816)
Net assets	78,648	40,012	112,921	(33,480)	198,101
Geographical information
The Group’s revenue from external customers and information about its non-current assets by geographical location are detailed below:

	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Revenue by destination
United Kingdom	12,636	15,420	32,443
North America	34,558	36,451	77,129
Europe	26,915	29,085	64,373
Asia Pacific	26,163	26,095	56,937
Rest of the world	2,546	2,469	5,541
	102,818	109,520	236,423
	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Non-current assets (excluding taxes)
United Kingdom	40,370	43,205	42,910
North America	39,145	34,742	35,639
Europe	87,728	66,274	82,694
Asia Pacific	502	245	498
	167,745	144,466	161,741

3. Certain operating expenses
	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Amortisation of acquired intangible assets	1,603	1,358	2,795
Acquisition related costs	323	193	824
Business improvement programme expenses, net	209	1,023	1,377
Foreign currency losses/(gains) arising from fair value adjustment	2,193	(1,237)	(618)
Disposal of businesses	(141)	(50)	(1,132)
Profit on sale of properties	-	-	(284)

Acquisition related costs
The Group completed the acquisition of SP Devices in January 2016 and in connection with this incurred one-off transaction costs of £232,000 in the year ended 31 March 2016. Exchange losses of £162,000 (6 months ended 30 September 2015: gains £12,000 and year ended 31 March 2016: losses £199,000) have been recorded relating to the contingent consideration for both SP Devices and AnaFocus. Where payments in connection with the acquisition are dependent upon future employment, they are treated as a cost of continuing employment, costs of £161,000 (6 months ended 30 September 2015: £205,000 and year ended 31 March 2016: £393,000) have been recorded in relation to AnaFocus.

In connection with the acquisition of AnaFocus, during the period ended 30 September 2016, the Group has paid £1,239,000 representing full payment of the final instalment of contingent consideration, and £402,000 to AnaFocus’ employees in connection with the acquisition.

A liability of £3,065,000 (31 March 2016: £2,939,000) is recorded in connection with contingent consideration on the acquisition of SP Devices. Management continues to anticipate that the maximum payment will be made, which is dependent upon the achievement of revenue targets over a two year period from acquisition. Payment is anticipated to be made in the second half of the year ending 31 March 2018. At 30 September 2016, the fair value of the identifiable assets and liabilities acquired with SP Devices remain provisional and are unchanged from those reported in note 13 of the 31 March 2016 financial statements.

Business improvement programme expenses, net
During the 6 months ended 30 September 2016, these costs primarily relate to Project Sunrise, the reorganisation of the footprint at the Chelmsford facility (6 months ended 30 September 2015: £106,000 and year ended 31 March 2016 £441,000).

During the year ended 31 March 2016, the Group repositioned its regional teams in US and Asia so that they too are aligned with the divisions and has also reorganised RF’s defence business into three distinct units. Costs of £917,000 and £1,205,000 were incurred in the 6 months ended 30 September 2015 and year ended 31 March 2016, respectively.

In connection with the closure of the sales office in Bievres, France a credit of £269,000 was also recorded during the year ended 31 March 2016, principally on the release of an onerous lease provision which was no longer required.

Foreign currency losses/(gains) arising from fair value adjustments
The Group, in part, hedges its exposure to foreign currency risks through the use of forward exchange contracts. The changes in the fair value of the instruments are recorded as specific items in the income statement. Fluctuations in the exchange rates in the period have resulted in net fair value loss of £2,193,000 (6 months ended 30 September 2015: gain £618,000 and year ended 31 March 2016: gain £1,237,000).

Disposal of businesses
In October 2015, the Group sold its thermal imaging business. The valuation of the assets included in this business disposal have been agreed during the period ended 30 September 2016 and has resulted in an additional gain of £141,000 being recorded (year ended 31 March 2016: £1,082,000) and a payment of £200,000 being made (year ended 31 March 2016: receipt
£3,274,000).

During 6 months ended 30 September 2015 and year ended 31 March 2016, £50,000 of deferred consideration relating to the sale of the Group’s RF Satcom business was received and recognised as profit on disposal of businesses.

Profit on the sale of properties
In the year ended 31 March 2010, the Group sold its former Lincoln site. The contract included the provision for a further payment dependent upon the square footage of the new properties built, with £284,000 recorded as an other debtor at 31 March 2016, which has been received in the period ended 30 September 2016.

4. Finance costs and finance revenue
	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Finance costs
Bank loan interest	405	309	685
Other interest	85	106	194
Interest on employment and post-employment benefits	39	26	52
Interest on finance leases	16	-	42
Amortisation of debt issue costs	142	135	270
Total finance costs	687	576	1,243
Finance revenue
Bank interest receivable	3	4	13

5.	Income tax expense

The tax charge for the period has been calculated on the basis of the Directors' best estimate of the annual effective tax rate for the year, consistent with the previous period.

The Finance Bill 2015, which was substantively enacted on 26 October 2015 reduces the UK corporation tax rate from 20% to 19% with effect from 1 April 2017 and to 18% from 1 April 2020. The Finance Bill 2016, which was substantively enacted on 15 September 2016, reduces the corporation tax rate from 1 April 2020 to 17%. Where this reduced rate of 17% is the rate that is expected to apply to the period in which the asset is realised or the liability is settled, this rate has been taken into account when calculated the UK deferred tax position as at 30 September 2016.

6.	Earnings per share

Basic earnings per share is calculated by dividing net profit for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is calculated by dividing the net profit for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period adjusted for the effects of dilutive options.

The following reflects the net profit and share data used in the earnings per share computations:

	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Profit for the period	4,639	10,459	29,708
Profit for the period attributable to ordinary shareholders	4,639	10,459	29,708

6. Earnings per share (continued)	No. 000	No. 000	No. 000
Weighted average number of ordinary shares
For basic earnings per share	218,095	218,154	217,777
Effect of dilution:
Share options	2,258	3,397	2,731
For diluted earnings per share	220,353	221,551	220,508
	Pence	Pence	Pence
Earnings per share
Basic	2.13	4.79	13.64
Diluted	2.11	4.72	13.47

7.	Dividends paid and proposed

	6 months ended 30 September 2016		6 months ended 30 September 2015		Year ended 31 March 2016
	Pence	£000	Pence	£000	Pence	£000
Equity dividends on ordinary shares paid during period
Final dividend in respect of the prior year	3.8	8,285	3.6	7,863	3.6	7,863
Interim dividend in respect of the current year	-	-	-	-	1.6	3,472
	3.8	8,285	3.6	7,863	5.2	11,335

On 4 November 2016 the Board declared an interim dividend of 1.7p per share, with a total dividend payment of £3,713,000. The interim dividend is to be paid on 20 December 2016 to shareholders registered at close of business on 18 November 2016 and is based on the number of shares in issue, excluding those held by the Employee Benefit Trust and the Company, at the date that these financial statements have been approved and authorised for issue. The actual payment may differ due to increases or decreases in the number of shares in issue between the date of approval of the financial statements and the record date of the interim dividend

8.	Property, plant and equipment

	6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
	£000	£000	£000
Opening net book value	46,869	43,537	43,537
Additions	3,433	6,075	10,763
Acquisitions of subsidiary	—	—	8
Depreciation	(4,579)	(3,936)	(8,113)
Disposals	(18)	—	(263)
Transfer to assets held for sale	—	(258)	—
Exchange adjustment	1,736	(51)	937
Closing net book value	47,441	45,367	46,869

9. Borrowings
			6 months ended 30 September 2016	6 months ended 30 September 2015	Year ended 31 March 2016
			£000	£000	£000
Current
Finance leases			1,594	1,276	1,403
Other loans			747	642	791
Total current borrowings			2,341	1,918	2,194
Non-current
Bank debt			36,243	29,996	36,234
Finance leases			955	2,185	1,587
Other loans			1,729	1,791	1,565
Unamortised debt issue costs			(135)	(412)	(277)
Total non-current borrowings			38,792	33,560	39,109
Borrowings per the balance sheet			41,133	35,478	41,303

	At 1 April 2016	Cash flow	Non-cash movements	Exchange movement	At 30 September 2016
	£000	£000	£000	£000	£000
Cash and cash equivalents	20,497	1,853	-	1,135	23,485
Bank loans	(36,234)	421	-	(430)	(36,243)
Net bank borrowings	(15,737)	2,274	-	705	(12,758)
Finance leases	(2,990)	728	(16)	(271)	(2,549)
Other loans	(2,356)	130	(60)	(190)	(2,476)
Net borrowings	(21,083)	3,132	(76)	244	(17,783)
Debt issue costs	277	-	(142)	-	135
Net debt	(20,806)	3,132	(218)	244	(17,648)

Non cash movements include finance charges on finance leases £16,000, unwinding of discount on interest free and low interest loans £60,000 and amortisation of debt issue costs £142,000.

The Group has a revolving credit facility which expires on 28 July 2018. At period end exchange rates, the facility was
£97,664,000 (30 September 2015: £92,560,000 and 31 March 2016: £94,268,000). Provided covenants continue to be met, the drawdowns under the revolving credit facility are at the discretion of the Group and consequently the loan is treated as non- current. At 30 September 2016, the Group had available £61,421,000 (30 September 2015: £62,564,000 and 31 March 2016:
£58,034,000) of undrawn committed borrowing facilities in respect of which all conditions precedent had been met. As discussed in note 14, the Group was acquired on 28 March 2017 and this borrowing facility was fully repaid without a breach. Financing for the Group is now managed by the new owner.

Net borrowings exclude unamortised debt issue costs, which amounted to £135,000 at 30 September 2016 (30 September 2015: £412,000 and 31 March 2016: £277,000).
10. Capital commitments and contingent liabilities
Capital commitments
At 30 September 2016, the Group had capital commitments of £1,792,000 (30 September 2015: £2,309,000 and 31 March 2016: £1,277,000) principally relating to the acquisition of new plant and machinery.

10.	Capital commitments and contingent liabilities (continued)

Contingent liabilities
The Company and its subsidiaries may be parties to legal proceedings and claims which arise in the normal course of business, and can be material in value. Appropriate provision has been made in these accounts where, in the opinion of the Directors, liabilities are likely to materialise. Furthermore, in the ordinary course of business, the Group may issue performance and advance payment guarantees. Guarantees are treated as contingent liabilities until such time as it becomes probable that a payment will be required under the terms of the guarantee. As at 30 September 2016, bank guarantees of £2,231,000 (30 September 2015: £3,276,000 and 31 March 2016: £3,406,000) are outstanding.

The Group has received grant assistance from the UK government’s Regional Growth Fund which is conditional on certain job targets being achieved in future years. The Directors are of the opinion that the risk of repayment of the grants is not significant and consequently no provision is recorded for the repayment of such grants.

11.	Employment and post-employment benefits

In addition to the state pension scheme, e2v semiconductors SAS and e2v SAS have arrangements where there are obligations to provide termination allowances and ‘Medailles du Travail’ (long service awards). These are unfunded arrangements and the actuarial liability has been calculated at 30 September 2016 by a qualified actuary using the projected unit credit method. The cost of providing these benefits is charged to the income statement in the period in which those benefits have been earned by the employees. Remeasurement gains and losses are recognised in full in the period in which they arise. For termination allowance the remeasurement gains and losses are recorded in other comprehensive income whereas for the long service award the remeasurement gains and losses are recorded in the income statement.

12.	Fair values

Set out below is a comparison by category of carrying amounts and fair values of the Group’s financial instruments that are carried in the financial statements:

Derivative financial instruments recognised at fair

	30 September 2016		30 September 2015		31 March 2016
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
	£000	£000	£000	£000	£000	£000
Financial assets
Cash and cash equivalents	23,845	23,485	15,630	15,630	20,497	20,497
Derivative financial instruments recognized at fair value through profit or loss	-	-	168	168	147	147

Financial liabilities
Floating rate bank loans	(36,108)	(36,243)	(29,587)	(29,996)	(35,957)	(36,234)
Interest fee and low interest loans	(2,476)	(2,476)	(2,433)	(2,433)	(2,356)	(2,356)
Derivative financial instruments recognized at fair value through profit or loss	(2,891)	(2,891)	(46)	(246)	(845)	(845)

The carrying value of interest bearing loans and borrowings is after a deduction for unamortised debt issue costs of £135,000. (30 September 2015: £412,000 and 31 March 2016: £277,000).

Financial risk management
The risks associated with the Group’s financial instruments are detailed in note 31 of the Group’s 2016 Annual Report. There have been no changes in the risks and the management thereof since 31 March 2016.

Fair value hierarchy
The Group classifies fair value measurement using a fair value hierarchy that reflects the significance of inputs used in making measurements of fair value. The fair value hierarchy has the following levels:

Level 1    quoted prices (unadjusted) in active markets for identifiable assets or liabilities;

Level 2	inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices); and

Level 3    inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The fair value of forward currency contracts is calculated by management based on external valuations received from the Group’s bankers which are based on forward exchange rates. The fair value measurement basis of the instruments is categorised within Level 2. The carrying amount of the other financial instruments of the Group, i.e. short term trade receivables, payables and provisions that are not included in the above table, is a reasonable approximation of fair value.

13.	Related party disclosures

Transactions between Group subsidiaries have been eliminated on consolidation. A list of subsidiaries can be found in the notes to e2v technologies plc, the parent company, financial statements in the Group’s 2016 Annual Report.

14. Subsequent event

On 28 March 2017, the entire share capital of the Company was sold to Rhombi Holdings Limited, a wholly-owned subsidiary of Teledyne Technologies Incorporated (Teledyne). On 29 March 2017, the Company’s shares were delisted from the London Stock Exchange. Following the sale of the Company to Teledyne, the Company declared dividends in specie such that the Company’s ownership of certain of its historical subsidiaries in the United States and France was transferred to certain subsidiaries of Teledyne.